UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

MetLife, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	April 13, 2018
Date:	June 12, 2018
Time:	2:30 p.m. Eastern Time

Location:	MetLife, Inc.
200 Park Avenue
New York, New York 10166

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at http://investor.metlife.com, by scanning the QR code on the reverse side, or by requesting a paper copy (see below).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See below to obtain proxy materials and the reverse side for voting instructions.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 12, 2018.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE AND PROXY STATEMENT          2. ANNUAL REPORT          3. CHAIRMAN’S LETTER

How to View Online:

Have the information that is printed in the shaded bar above and visit: http://investor.metlife.com, or scan the QR code.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make current and future delivery requests.

1) BY INTERNET:	www.investorvote.com/MET
2) BY TELEPHONE:	1-866-641-4276
3) BY E-MAIL*:	investorvote@computershare.com

*	If requesting materials by e-mail, please send to investorvote@computershare.com with “Proxy Materials MetLife” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar above, and state in the e-mail that you want a paper or e-mail copy of the current meeting materials. You can also state your preference to receive a paper or e-mail copy for future meetings.

Please make the request as instructed above on or before May 29, 2018 to facilitate timely delivery.

2 N O T	C O Y

02REJB

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. The directions to the location of the 2018 Annual Meeting are available at http://investor.metlife.com.

Vote By Internet: To vote by Internet, go to www.investorvote.com/MET or from a smart phone, scan the QR code above. Have the information that is printed in the shaded bar located on the reverse side available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a Proxy Card/Voting Instruction Form.

Vote By Telephone: Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone. Follow the instructions provided by the recorded message.

Voting Items

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors

    Nominees:

01 - Cheryl W. Grisé

02 - Carlos M. Gutierrez

03 - Gerald L. Hassell

04 - David L. Herzog

05 - R. Glenn Hubbard, Ph.D.

06 - Steven A. Kandarian

07 - Edward J. Kelly, III

08 - William E. Kennard

09 - James M. Kilts

10 - Catherine R. Kinney

11 - Denise M. Morrison

2. Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor for 2018

3. Advisory Vote to Approve the Compensation Paid to the Company’s Named Executive Officers

The Board of Directors recommends a vote AGAINST Proposal 4.

4. Shareholder Proposal to Adopt a Policy that the Chairman of the Board be an Independent Director

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxies in their discretion.

                        02REJB